Fees Summary	Nov. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 6,973.43
Total Transaction Valuation	50,495,530.67
Total Offset Amount	0.00
Net Fee	$ 6,973.43